UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2007

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 683-5900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 12, 2007, AXT, Inc., (“AXT” or “the Company”) entered into two supply agreements (collectively the “Agreements”) with IQE plc of Somerset, New Jersey (“IQE”).

Under the terms of the Agreements, IQE shall purchase from AXT a minimum of approximately $15.1 million of 4-inch and 6-inch semi-insulating gallium arsenide (GaAs) substrates.  IQE has an option to purchase an additional $3.5 million of 6-inch substrates from AXT under the Agreements.  All substrates ordered pursuant to the Agreements are to be shipped by the end of 2008.

The Agreements are filed as Exhibits 10.25 and 10.26 to this Form 8-K.  As the Company has applied for confidential treatment from the Securities and Exchange Commission with respect to certain commercially sensitive pricing terms contained in the Agreements, such terms have been redacted from Exhibit 10.25 and Exhibit 10.26 and have been replaced by the symbol “***.”

A copy of the press release announcing this production order is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

On December 14, 2007, SBC&D Co., Inc., a California Corporation, dba South Bay Development (the “Buyer”) elected not to proceed with the purchase of the property and building at 4311 Solar Way in Fremont, California.  AXT and Buyer had previously entered into a Purchase and Sale Agreement on October 22, 2007, pursuant to which AXT had agreed to sell to Buyer this property in return for a cash payment of $5,650,000, subject to certain contingencies.  This Purchase and Sale Agreement has been terminated by Buyer.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

10.25                 6-inch Supply Agreement dated December 12, 2007 between AXT, Inc. and IQE plc.*

10.26                 4-inch Supply Agreement dated December 12, 2007 between AXT, Inc. and IQE plc.*

99.1                        Press Release announcing entry into Supply Agreements with IQE dated December 18, 2007.

*  Confidential treatment has been request of the Securities and Exchange Commission for portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: December 18, 2007	By:	/s/ WILSON W. CHEUNG
Wilson W. Cheung
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.25	6-inch Supply Agreement dated December 12, 2007 between AXT, Inc. and IQE plc.*

10.26	4-inch Supply Agreement dated December 12, 2007 between AXT, Inc. and IQE plc.*

99.1	Press Release announcing entry into Supply Agreements with IQE dated December 18, 2007.

* Confidential treatment has been request of the Securities and Exchange Commission for portions of this exhibit.